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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 3, 2004

                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)

            Delaware                         1-8597                            94-2657368
(State or other jurisdiction         (Commission File Number)       (IRS Employer Identification No.)
     of incorporation)

       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                          (925) 460-3600 (Registrant's
                     telephone number, including area code)


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ITEM 5.  Other Events.

On February 3, 2004, The Cooper Companies, Inc. issued a press release announcing that CooperSurgical, its women's healthcare unit, had completed the acquisition of Milex Products, Inc. A copy of this release is attached and incorporated by reference.

Internet addresses in the release are for information purposes only and are not intended to be hyperlinks to other Cooper Companies information.


ITEM 7. Financial Statements and Exhibits.

        (c) Exhibits.

Exhibit
  No.        Description
-------      ------------
99.1         Press Release dated February 3, 2004 of The Cooper Companies, Inc.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   THE COOPER COMPANIES, INC.




                                   By /s/ Rodney E. Folden
                                      -----------------------------------------
                                      Rodney E. Folden
                                      Corporate Controller
                                      (Principal Accounting Officer)


Dated: February 11, 2004

                                  EXHIBIT INDEX



Exhibit                                                                Sequentially
  No.        Description                                               Numbered Page
-------      -----------                                               -------------
99.1         Press Release dated February 3, 2004 of The Cooper
             Companies, Inc.